UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 27, 2006
WESTERN DIGITAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-08703 (Commission File Number)	33-0956711 (IRS Employer Identification No.)

20511 Lake Forest Drive, Lake Forest, California (Address of Principal Executive Offices)		92630 (Zip Code)
Registrant’s telephone number, including area code: (949) 672-7000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 7.01 Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

Item 2.02. Results of Operations and Financial Condition.
     On July 27, 2006, Western Digital Corporation (the “Company”) announced financial results for the fourth fiscal quarter and fiscal year ended June 30, 2006. A copy of the press release making this announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of the Company’s Investor Information Summary for the fiscal quarter ended June 30, 2006 is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
     In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 7.01 Regulation FD Disclosure.
     On July 27, 2006, the Company announced that a Special Committee of its Board of Directors, comprised solely of independent directors, is conducting a company-initiated, voluntary review of its historical stock option grants. A copy of the press release making this announcement is attached hereto as Exhibit 99.3 and is incorporated herein by reference.
     In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.3, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
99.1	Press Release issued by Western Digital Corporation on July 27, 2006 announcing financial results for the fourth fiscal quarter and year ended June 30, 2006.

99.2	Fourth Quarter Fiscal Year 2006 Western Digital Corporation Investor Information Summary.

99.3	Press Release issued by Western Digital Corporation on July 27, 2006 announcing a company-initiated, voluntary review of its historical option grants by a Special Committee.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN DIGITAL CORPORATION
Dated: July 27, 2006	By:	/s/ Raymond M. Bukaty
Raymond M. Bukaty
Senior Vice President, Administration, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit	Description
99.1	Press Release issued by Western Digital Corporation on July 27, 2006 announcing financial results for the fourth fiscal quarter and fiscal year ended June 30, 2006.
99.2	Fourth Quarter Fiscal Year 2006 Western Digital Corporation Investor Information Summary.
99.3	Press Release issued by Western Digital Corporation on July 27, 2006 announcing a company-initiated, voluntary review of its historical option grants by a Special Committee.